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                       PAINEWEBBER GROWTH AND INCOME FUND
                            PAINEWEBBER MID CAP FUND
                           PAINEWEBBER SMALL CAP FUND
                            PAINEWEBBER GROWTH FUND
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

     The four funds named above (each a "Fund") are diversified series of professionally managed, open-end management investment companies organized as Massachusetts business trusts (each a "Trust"). PaineWebber Growth and Income Fund ("Growth and Income Fund"), a series of PaineWebber America Fund ("America Fund"), seeks to provide current income and capital growth by investing primarily in dividend-paying equity securities believed to have potential for rapid earnings growth. PaineWebber Mid Cap Fund ("Mid Cap Fund"), a series of PaineWebber Managed Assets Trust ("Managed Assets Trust"), seeks capital appreciation by investing primarily in common stocks of medium-sized companies. PaineWebber Small Cap Fund ("Small Cap Fund"), a series of PaineWebber Securities Trust ("Securities Trust"), seeks long-term capital appreciation by investing primarily in equity securities of small capitalization companies. PaineWebber Growth Fund ("Growth Fund"), a series of PaineWebber Olympus Fund ("Olympus Fund"), seeks long-term capital appreciation by investing primarily in equity securities of companies believed to have substantial potential for capital growth.

     Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), serves as investment adviser, administrator and distributor for each Fund. As distributor, Mitchell Hutchins has appointed PaineWebber as the exclusive dealer for the sale of Fund shares.

     This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated November 30, 1998. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated November 30, 1998.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The following supplements the information contained in the Prospectus concerning the Funds' investment policies and limitations. Except as otherwise indicated in the Prospectus or Statement of Additional Information, there are no policy limitations on a Fund's ability to use the investments or techniques discussed in these documents.

     YIELD FACTORS AND RATINGS. Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of bonds, other debt obligations and certain other securities. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in the Appendix to this Statement of Additional Information. The Funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices.

     Ratings of debt securities represent the NRSROs' opinions regarding their quality, are not a guarantee of quality, and may be reduced after a Fund has acquired the security. Mitchell Hutchins will consider such an event in determining whether a Fund should continue to hold the security but is not required to dispose of it. In the event that, due to a downgrade of one or more debt securities, an amount in excess of the permitted percentage of a Fund's net assets is held in securities rated below investment grade and comparable unrated securities, the Fund will engage in an orderly disposition of such securities to the extent necessary to ensure that its holdings of such securities does not exceed that percentage.

     Debt securities rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another NRSRO or determined by Mitchell Hutchins to be of comparable quality are below investment grade, are
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deemed by those agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Lower rated debt securities, including lower-rated convertible securities, generally offer a higher current yield than that available for investment grade issues, but they involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

     The market for non-investment grade debt securities has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or defaults. There can be no assurance that such declines will not recur. The market for non-investment grade debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market.

     RISK CONSIDERATIONS RELATING TO FOREIGN SECURITIES. Securities of foreign issuers may not be registered with the Securities and Exchange Commission ("SEC"), nor may the issuers thereof be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

     The Funds may invest in foreign securities by purchasing American Depository Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of each Fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

     Investment income on certain foreign securities in which the Funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would be subject.

     ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets (15% for Small Cap Fund) in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among other things, purchased OTC options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by each Trust's board of trustees ("board"). The assets used as cover for

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OTC options written by each Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     Restricted securities are not registered under the Securities Act of 1933 ("1933 Act") and may be sold only in privately negotiated or other exempted transactions or after a 1933 Act registration statement has become effective. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

     Not all restricted securities are illiquid. A large institutional market has developed for many securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Institutional markets for restricted securities also have developed as a result of Rule 144A, which establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Funds, however, could affect adversely the marketability of such portfolio securities, and the Funds might be unable to dispose of such securities promptly or at favorable prices.

     Each board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities in each Fund's portfolio and reports periodically on such decisions to the boards.

     CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities.

     Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and
(3) provide the potential for capital appreciation if the market price of the underlying common stock increases. The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields

                                       3
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of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value, and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

     MONEY MARKET INSTRUMENTS. Money market instruments in which each Fund may invest include: U.S. Treasury bills and other obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities; obligations of U.S. banks (including certificates of deposit and bankers' acceptances); interest-bearing savings deposits in U.S. commercial and savings banks; investment grade commercial paper and other short-term corporate obligations; variable and floating-rate securities; and repurchase agreements. In addition, each Fund may hold cash and may invest in participation interests in the money market securities mentioned above, to the extent that it is permitted to invest in money market instruments.

     GOVERNMENT SECURITIES. Government securities in which the Funds may invest include direct obligations of the U.S. Treasury and obligations issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (collectively, "U.S. government securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Among the U.S. government securities that may be held by the Funds are instruments that are supported by the full faith and credit of the United States and securities that are supported primarily or solely by the creditworthiness of the government-related issuer.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases securities or other obligations and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or subcustodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Fund upon acquisition is accrued as interest and included in its net investment income.

     The Funds intend to enter into repurchase agreements only with banks and dealers (or their affiliates) in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by each board. Mitchell Hutchins reviews and monitors the creditworthiness of those institutions under each board's general supervision.

     REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements with banks and securities dealers up to an aggregate value of not more than 5% of a Fund's net assets (10% of total assets for Small Cap Fund). Such agreements involve the sale of securities held by a Fund subject to its agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary purposes. While a

                                       4
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reverse repurchase agreement is outstanding, a Fund's custodian segregates assets to cover the Fund's obligations under the reverse repurchase agreement. See "Investment Policies and Restrictions--Segregated Accounts."

     Reverse repurchase agreements involve the risk that the buyer of the securities sold by a Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or a trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     LENDING OF PORTFOLIO SECURITIES. Each Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. Each Fund may reinvest cash collateral in money market instruments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Fund will retain authority to terminate any of its loans at any time. Each Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the cash or money market instruments held as collateral. Each Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

     Pursuant to procedures adopted by the boards governing each Fund's securities lending program, PaineWebber has been retained to serve as lending agent for each Fund. The appropriate board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. Each board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent. PaineWebber also has been approved as a borrower under each Fund's securities lending program.

     SHORT SALES "AGAINST THE BOX". Each Fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Fund, and that Fund is obligated to replace the securities borrowed at a date in the future. When a Fund sells short, it establishes a margin account with the broker effecting the short sale, and deposits collateral with the broker. In addition, that Fund maintains with its custodian, in a segregated account, the securities that could be used to cover the short sale. A Fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box. No Fund currently expects to have obligations under short sales that at any time during the coming year exceed 5% of its net assets.

     The Funds might make a short sale "against the box" in order to hedge against market risks when Mitchell Hutchins believes that the price of a security may decline, thereby causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for a security owned by a Fund. In such case, any loss in a Fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a "when-issued" basis or may purchase or sell securities for "delayed delivery." In when-issued or delayed delivery

                                       5
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transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund generally would not pay for such securities or start earning interest or dividends on them until they are delivered. However, when a Fund purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, a Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceeds its net assets.

     A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value. Thus, fluctuation in the value of the security from the time of the commitment date will affect a Fund's net asset value. When a Fund agrees to purchase securities on a when-issued basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Restrictions--Segregated Accounts." The Funds purchase when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in capital gain or loss to a Fund.

     SEGREGATED ACCOUNTS. When a Fund enters into certain transactions that involve obligations to make future payments to third parties, such as reverse repurchase agreements or the purchase of securities on a when-issued or delayed delivery basis, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under "Strategies Using Derivative Instruments," segregated accounts may also be required in connection with certain transactions involving options and futures contracts.

     FUNDAMENTAL INVESTMENT LIMITATIONS. The following fundamental investment limitations cannot be changed for a Fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of that Fund or (b) 67% or more of the shares of that Fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

      Each Fund will not:

     (1) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

     The following interpretation applies to, but is not a part of, this fundamental limitation: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

     (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

     (3) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ("1940 Act") and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

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     (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

     (5) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

     (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter in financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are not fundamental and may be changed by each board without shareholder approval.

     Each Fund will not:

     (1) invest more than 10% of its net assets (15% of net assets for Small Cap
Fund) in illiquid securities.

     (2) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

     (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (4) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (5) purchase securities of other investment companies, except to the extent permitted by the 1940 Act (except that each Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act) and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

                    STRATEGIES USING DERIVATIVE INSTRUMENTS

     GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. Mitchell Hutchins may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts, to attempt to hedge each Fund's portfolio. A Fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a Fund's use of Derivative Instruments will place at risk a much smaller portion of its assets. In particular, each Fund may use the Derivative Instruments described below:

     OPTIONS ON EQUITY AND DEBT SECURITIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who

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receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

     OPTIONS ON STOCK INDEXES--A stock index assigns relative values to the stocks included in the index and fluctuates with changes in the market values of those stocks. A stock index option operates in the same way as a more traditional stock option, except that exercise of a stock index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a stock index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the stock index.

     STOCK INDEX FUTURES CONTRACTS--A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

     INTEREST RATE FUTURES CONTRACTS--Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

     OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

     GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended to partially or fully offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge, a Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, a Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

     Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, a Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, a Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, a Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

     A Fund may purchase and write (sell) covered straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A Fund might enter into a long straddle when Mitchell Hutchins believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and put written on the same security where the exercise price of the put is equal to the exercise price of the call. A Fund might enter into a short straddle when Mitchell Hutchins believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

     Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

     The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a Fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes."

     In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins expects to discover additional opportunities in connection with options, futures contracts and other hedging techniques. These new opportunities may become available as Mitchell Hutchins develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, or other techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with a Fund's investment objective and permitted by the Fund's investment limitations and applicable regulatory authorities. The Funds' Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

     (1) Successful use of most Derivative Instruments depends upon the ability of Mitchell Hutchins to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Derivative Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in that Fund's portfolio, and the price of that security increased instead, the gain from that might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, that Fund could suffer a loss. In either case, the Fund would have been in a better position had it not hedged at all.

     (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position in a Derivative Instrument can be closed out at a time and price that is favorable to a Fund.

     COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options or futures contracts or (2) cash and liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover positions or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     OPTIONS. The Funds may purchase put and call options, and write (sell) covered put or call options, on equity and debt securities and stock indices. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected Fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Investment Policies and Restrictions--Illiquid Securities."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, OTC options on debt securities are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. Options that expire unexercised have no value.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The Funds may purchase and write both exchange-traded and OTC options. Exchange markets for options on debt securities exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     The Funds' ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. The Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Funds will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that the Funds will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Funds might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     A Fund may purchase and write put and call options on stock indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in the equity securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

     LIMITATIONS ON THE USE OF OPTIONS. The Funds' use of options is governed by the following guidelines, which can be changed by each board without shareholder vote:

          (1) Each Fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by that Fund, does not exceed 5% of its total assets.

          (2) The aggregate value of underlying securities on which a Fund writes covered calls will not exceed 50% of its total assets.

          (3) The aggregate premiums paid on all options (including options on securities and stock or bond indices and options on futures contracts) purchased by a Fund that are held at any one time will not exceed 20% of its net assets.

     FUTURES. The Funds may purchase and sell stock index futures contracts and interest rate futures contracts. The Funds may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the U.S. government or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The Funds' use of futures and related options is governed by the following guidelines, which can be changed by each board without shareholder vote:

          (1) To the extent a Fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of its net assets.

          (2) The aggregate premiums paid on all options (including options on securities and stock or bond indices and options on futures contracts) purchased by a Fund that are held at any one time will not exceed 20% of its net assets.

          (3) The aggregate margin deposits on all futures contracts and options thereon held at any one time by a Fund will not exceed 5% of its total assets.

             TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

     The trustees and executive officers of each Trust, their ages, business addresses and principal occupations during the past five years are:

                                                                               BUSINESS EXPERIENCE;
       NAME, ADDRESS* AND AGE          POSITION WITH EACH TRUST                 OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
Margo N. Alexander**; 51                      Trustee and          Mrs. Alexander is president, chief executive
                                               President             officer and a director of Mitchell Hutch-
                                                                     ins (since January 1995) and an executive
                                                                     vice president and a director of Paine-
                                                                     Webber (since March 1984). Mrs. Alexander
                                                                     is president and a director or trustee of
                                                                     32 investment companies for which Mitchell
                                                                     Hutchins, PaineWebber or their affiliates
                                                                     serve as investment adviser.

Richard Q. Armstrong; 63                        Trustee            Mr. Armstrong is chairman and principal of
One Old Church Road                                                  R.Q.A. Enterprises (management consulting
Unit #6                                                              firm) (since April 1991 and principal
Greenwich, CT 06830                                                  occupation since March 1995). Mr. Armstrong
                                                                     was chairman of the board, chief executive
                                                                     officer and co-owner of Adirondack
                                                                     Beverages (producer and distributor of soft
                                                                     drinks and sparkling/still waters) (October
                                                                     1993-March 1995). He was a partner of the
                                                                     New England Consulting Group (management
                                                                     consulting firm) (December 1992-September
                                                                     1993). He was managing director of LVMH
                                                                     U.S. Corporation (U.S. subsidiary of the
                                                                     French luxury goods conglomerate, Louis
                                                                     Vuitton Moet Hennessey Corporation)
                                                                     (1987-1991) and chairman of its wine and
                                                                     spirits subsidiary, Schieffelin & Somerset
                                                                     Company (1987-1991). Mr. Armstrong is a
                                                                     director or trustee of 31 investment
                                                                     companies for which Mitchell Hutchins,
                                                                     PaineWebber or their affiliates serve as
                                                                     investment adviser.

E. Garrett Bewkes, Jr.**; 72                  Trustee and          Mr. Bewkes is a director of Paine Webber
                                            Chairman of the          Group Inc. ("PW Group") (holding company of
                                           Board of Trustees         PaineWebber and Mitchell Hutchins). Prior
                                                                     to December 1995, he was a consultant to PW
                                                                     Group. Prior to 1988, he was chairman of
                                                                     the board, president and chief executive
                                                                     officer of American Bakeries Company.
                                                                     Mr. Bewkes is also a director of Interstate
                                                                     Bakeries Corporation. Mr. Bewkes is a
                                                                     director or trustee of 34 investment
                                                                     companies for which Mitchell Hutchins,
                                                                     PaineWebber or their affiliates serve as
                                                                     investment adviser.

                                                                               BUSINESS EXPERIENCE;
       NAME, ADDRESS* AND AGE          POSITION WITH EACH TRUST                 OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
Richard R. Burt; 51                             Trustee            Mr. Burt is chairman of IEP Advisors Inc.
1275 Pennsylvania Avenue, N.W.                                       (international investments and consulting
Washington, D.C. 20004                                               firm) (since March 1994) and a partner of
                                                                     McKinsey & Company (management consulting
                                                                     firm) (since 1991). He is also a director
                                                                     of Archer-Daniels-Midland Co. (agricultural
                                                                     commodities), Hollinger International Co.
                                                                     (publishing), Homestake Mining Corp.,
                                                                     Powerhouse Technologies Inc. and Wierton
                                                                     Steel Corp. He was the chief negotiator in
                                                                     the Strategic Arms Reduction Talks with the
                                                                     former Soviet Union (1989-1991) and the
                                                                     U.S. Ambassador to the Federal Republic of
                                                                     Germany (1985-1989). Mr. Burt is a director
                                                                     or trustee of 31 investment companies for
                                                                     which Mitchell Hutchins, PaineWebber or
                                                                     their affiliates serve as investment
                                                                     adviser.

Mary C. Farrell**; 48                           Trustee            Ms. Farrell is a managing director, senior
                                                                     investment strategist, and member of the
                                                                     Investment Policy Committee of PaineWeb-
                                                                     ber. Ms. Farrell joined PaineWebber in
                                                                     1982. She is a member of the Financial
                                                                     Women's Association and Women's Economic
                                                                     Roundtable and appears as a regular
                                                                     panelist on Wall $treet Week with Louis
                                                                     Rukeyser. She also serves on the Board of
                                                                     Overseers of New York University's Stern
                                                                     School of Business. Ms. Farrell is a
                                                                     director or trustee of 31 investment
                                                                     companies for which Mitchell Hutchins,
                                                                     PaineWebber or their affiliates serve as
                                                                     investment adviser.

Meyer Feldberg; 56                              Trustee            Mr. Feldberg is Dean and Professor of
Columbia University                                                  Management of the Graduate School of
101 Uris Hall                                                        Business, Columbia University. Prior to
New York, New York 10027                                             1989, he was president of the Illinois In-
                                                                     stitute of Technology. Dean Feldberg is
                                                                     also a director of Primedia Inc., Feder-
                                                                     ated Department Stores Inc., and Revlon,
                                                                     Inc. Dean Feldberg is a director or trustee
                                                                     of 33 investment companies for which
                                                                     Mitchell Hutchins, PaineWebber or their
                                                                     affiliates serve as investment adviser.

George W. Gowen; 69                             Trustee            Mr. Gowen is a partner in the law firm of
666 Third Avenue                                                     Dunnington, Bartholow & Miller. Prior to
New York, New York 10017                                             May 1994, he was a partner in the law firm
                                                                     of Fryer, Ross & Gowen. Mr. Gowen is a
                                                                     director or trustee of 31

                                                                               BUSINESS EXPERIENCE;
       NAME, ADDRESS* AND AGE          POSITION WITH EACH TRUST                 OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
                                                                     investment companies for which Mitchell
                                                                     Hutchins, PaineWebber or their affiliates
                                                                     serve as investment adviser.

Frederic V. Malek; 61                           Trustee            Mr. Malek is chairman of Thayer Capital
1455 Pennsylvania Avenue, N.W.                                       Partners (merchant bank). From January 1992
Suite 350                                                            to November 1992, he was campaign manager
Washington, D.C. 20004                                               of Bush-Quayle '92. From 1990 to 1992, he
                                                                     was vice chairman, and from 1989 to 1990,
                                                                     he was president of Northwest Airlines
                                                                     Inc., NWA Inc. (holding company of North-
                                                                     west Airlines Inc.) and Wings Holdings Inc.
                                                                     (holding company of NWA Inc.) Prior to
                                                                     1989, he was employed by the Marriott
                                                                     Corporation (hotels, restaurants, airline
                                                                     catering and contract feeding), where he
                                                                     most recently was an executive vice
                                                                     president and president of Marriott Hotels
                                                                     and Resorts. Mr. Malek is also a director
                                                                     of American Management Systems, Inc.
                                                                     (management consulting and computer-related
                                                                     services), Automatic Data Processing, Inc.,
                                                                     CB Commercial Group, Inc. (real estate
                                                                     services), Choice Hotels International
                                                                     (hotel and hotel franchising), FPL Group,
                                                                     Inc. (electric services), Manor Care, Inc.
                                                                     (health care) and Northwest Airlines Inc.
                                                                     Mr. Malek is a director or trustee of 31
                                                                     investment companies for which Mitchell
                                                                     Hutchins, PaineWebber or their affiliates
                                                                     serve as investment adviser.

Carl W. Schafer; 62                             Trustee            Mr. Schafer is president of the Atlantic
66 Witherspoon Street                                                Foundation (charitable foundation sup-
#1100                                                                porting mainly oceanographic exploration
Princeton, N.J. 08542                                                and research). He is a director of Base Ten
                                                                     Systems, Inc. (software), Roadway Ex-
                                                                     press, Inc. (trucking), The Guardian Group
                                                                     of Mutual Funds, the Harding, Loevner
                                                                     Funds, Evans Systems, Inc. (a motor fuels,
                                                                     convenience store and diversified company),
                                                                     Electronic Clearing House, Inc. (financial
                                                                     transactions processing), Frontier Oil
                                                                     Corporation and Nutraceutix Inc.
                                                                     (biotechnology company). Prior to January
                                                                     1993, he was chairman of the Investment
                                                                     Advisory Committee of the Howard Hughes
                                                                     Medical Institute. Mr. Schafer is a
                                                                     director or trustee of 31 investment
                                                                     companies for which

                                                                               BUSINESS EXPERIENCE;
       NAME, ADDRESS* AND AGE          POSITION WITH EACH TRUST                 OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
                                                                     Mitchell Hutchins, PaineWebber or their
                                                                     affiliates serve as investment adviser.

Christopher G. Altschul; 32                 Vice President         Mr. Altschul is a first vice president and a
                                      (Managed Assets Trust only)    portfolio manager of Mitchell Hutchins.
                                                                     Prior to April 1995, he was an equity an-
                                                                     alyst at Chase Manhattan Bank. Mr. Alt-
                                                                     schul is a vice president of one invest-
                                                                     ment company for which Mitchell Hutchins,
                                                                     PaineWebber or their affiliates serve as
                                                                     investment adviser.

Lawrence Chinsky; 29                      Vice President and       Mr. Chinsky is an assistant vice president
                                          Assistant Treasurer        and investment monitoring officer of the
                                                                     mutual fund finance department of Mitchell
                                                                     Hutchins. Prior to August 1997, he was a
                                                                     securities compliance examiner with the
                                                                     Office of Compliance, Inspections and
                                                                     Examinations in the New York Regional
                                                                     Office of the United States Securities and
                                                                     Exchange Commission. Mr. Chinsky is vice
                                                                     president and assistant treasurer of 32
                                                                     investment companies for which Mitchell
                                                                     Hutchins, PaineWebber or their affiliates
                                                                     serve as investment adviser.

Karen L. Finkel; 40                         Vice President         Mrs. Finkel is a senior vice president and a
                                          (Olympus Fund only)        portfolio manager of Mitchell Hutchins.
                                                                     Mrs. Finkel is a vice president of three
                                                                     investment companies for which Mitchell
                                                                     Hutchins, PaineWebber or their affiliates
                                                                     serve as investment adviser.

Ellen R. Harris; 52                         Vice President         Ms. Harris is a managing director and a
                                          (Olympus Fund only)        portfolio manager of Mitchell Hutchins.
                                                                     Ms. Harris is a vice president of two in-
                                                                     vestment companies for which Mitchell
                                                                     Hutchins, PaineWebber or their affiliates
                                                                     serve as investment adviser.

Donald R. Jones; 38                         Vice President         Mr. Jones is a senior vice president and a
                                        (Securities Trust only)      portfolio manager of Mitchell Hutchins.
                                                                     Prior to February 1996, he was a vice
                                                                     president in the asset management group of
                                                                     First Fidelity Bancorporation. Mr. Jones is
                                                                     a vice president of two investment
                                                                     companies for which Mitchell Hutchins,
                                                                     PaineWebber or their affiliates serve as
                                                                     investment adviser.

John J. Lee; 30                           Vice President and       Mr. Lee is a vice president and a manager of
                                          Assistant Treasurer        the mutual fund finance department of
                                                                     Mitchell Hutchins. Prior to September 1997,
                                                                     he was an audit manager in the financial
                                                                     services practice of Ernst &

                                                                               BUSINESS EXPERIENCE;
       NAME, ADDRESS* AND AGE          POSITION WITH EACH TRUST                 OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
                                                                     Young LLP. Mr. Lee is a vice president and
                                                                     assistant treasurer of 32 investment
                                                                     companies for which Mitchell Hutchins,
                                                                     PaineWebber or their affiliates serve as
                                                                     investment adviser.

Thomas J. Libassi; 39                       Vice President         Mr. Libassi is a senior vice president and a
                                        (Securities Trust only)      portfolio manager of Mitchell Hutchins.
                                                                     Prior to May 1994, he was a vice president
                                                                     of Keystone Custodian Funds Inc. with
                                                                     portfolio management responsibility.
                                                                     Mr. Libassi is a vice president of six
                                                                     investment companies for which Mitchell
                                                                     Hutchins, PaineWebber or their affiliates
                                                                     serve as investment adviser.

Dennis McCauley; 52                         Vice President         Mr. McCauley is a managing director and chief
                                        (Securities Trust only)      investment officer--fixed income of
                                                                     Mitchell Hutchins. Prior to December 1994,
                                                                     he was director of fixed income in-
                                                                     vestments of IBM Corporation. Mr. Mc-
                                                                     Cauley is a vice president of 22 investment
                                                                     companies for which Mitchell Hutchins,
                                                                     PaineWebber or their affiliates serve as
                                                                     investment adviser.

Ann E. Moran; 41                          Vice President and       Ms. Moran is a vice president and a manager
                                          Assistant Treasurer        of the mutual fund finance department of
                                                                     Mitchell Hutchins. Ms. Moran is a vice
                                                                     president and assistant treasurer of 32 in-
                                                                     vestment companies for which Mitchell
                                                                     Hutchins, PaineWebber or their affiliates
                                                                     serve as investment adviser.

Dianne E. O'Donnell; 46                   Vice President and       Ms. O'Donnell is a senior vice president and
                                               Secretary             deputy general counsel of Mitchell Hutch-
                                                                     ins. Ms. O'Donnell is a vice president and
                                                                     secretary of 31 investment companies and
                                                                     vice president and assistant secretary of
                                                                     one investment company for which Mitchell
                                                                     Hutchins, PaineWebber or their affiliates
                                                                     serve as investment adviser.

Emil Polito; 38                             Vice President         Mr. Polito is a senior vice president and
                                                                     director of operations and control for
                                                                     Mitchell Hutchins. Mr. Polito is also vice
                                                                     president of 32 investment companies for
                                                                     which Mitchell Hutchins, PaineWebber or
                                                                     their affiliates serve as investment
                                                                     adviser.

Victoria E. Schonfeld; 47                   Vice President         Ms. Schonfeld is a managing director and
                                                                     general counsel of Mitchell Hutchins. Pri-
                                                                     or to May 1994, she was a partner in the

                                                                               BUSINESS EXPERIENCE;
       NAME, ADDRESS* AND AGE          POSITION WITH EACH TRUST                 OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
                                                                     law firm of Arnold & Porter. Ms. Schon-
                                                                     feld is a vice president of 31 investment
                                                                     companies and a vice president and secre-
                                                                     tary of one investment company for which
                                                                     Mitchell Hutchins, PaineWebber or their
                                                                     affiliates serve as investment adviser.

Paul H. Schubert; 35                      Vice President and       Mr. Schubert is a senior vice president and
                                               Treasurer             the director of the mutual fund finance
                                                                     department of Mitchell Hutchins. From
                                                                     August 1992 to August 1994, he was a vice
                                                                     president at BlackRock Financial Manage-
                                                                     ment Inc. Mr. Schubert is a vice president
                                                                     and treasurer of 32 investment companies
                                                                     for which Mitchell Hutchins, PaineWebber or
                                                                     their affiliates serve as investment
                                                                     adviser.

Antony J. Scott; 35                         Vice President         Mr. Scott is a first vice president and a
                                      (Managed Assets Trust only)    portfolio manager of Mitchell Hutchins.
                                                                     Prior to May 1996, he was a research an-
                                                                     alyst at Morgan Stanley. Mr. Scott is a vi-
                                                                     ce president of one investment company for
                                                                     which Mitchell Hutchins, PaineWebber or
                                                                     their affiliates serve as investment
                                                                     adviser.

Nirmal Singh; 42                            Vice President         Mr. Singh is a senior vice president and a
                                        (Securities Trust only)      portfolio manager of Mitchell Hutchins.
                                                                     Mr. Singh is vice president of four invest-
                                                                     ment companies for which Mitchell Hutchins,
                                                                     PaineWebber or their affiliates serve as
                                                                     investment adviser.

Barney A. Taglialatela; 37                Vice President and       Mr. Taglialatela is a vice president and a
                                          Assistant Treasurer        manager of the mutual fund finance de-
                                                                     partment of Mitchell Hutchins. Prior to
                                                                     February 1995, he was a manager of the
                                                                     mutual fund finance division of Kidder
                                                                     Peabody Asset Management, Inc. Mr.
                                                                     Taglialatela is a vice president and assis-
                                                                     tant treasurer of 32 investment companies
                                                                     for which Mitchell Hutchins, PaineWebber or
                                                                     their affiliates serve as investment
                                                                     adviser.

Mark A. Tincher; 43                         Vice President         Mr. Tincher is a managing director and chief
                                                                     investment officer--equities of Mitchell
                                                                     Hutchins. Prior to March 1995, he was a
                                                                     vice president and directed the U.S. funds
                                                                     management and equity research areas of
                                                                     Chase Manhattan Private Bank. Mr. Tincher
                                                                     is a vice president of 13 investment
                                                                     companies for which Mitchell Hutchins,
                                                                     PaineWebber or their affiliates serve as
                                                                     investment adviser.

                                                                               BUSINESS EXPERIENCE;
       NAME, ADDRESS* AND AGE          POSITION WITH EACH TRUST                 OTHER DIRECTORSHIPS
------------------------------------  ---------------------------  ---------------------------------------------
Craig M. Varrelman; 39                      Vice President         Mr. Varrelman is a senior vice president and
                                        (Securities Trust only)      a portfolio manager of Mitchell Hutchins.
                                                                     Mr. Varrelman is a vice president of four
                                                                     investment companies for which Mitchell
                                                                     Hutchins, PaineWebber or their affiliates
                                                                     serve as investment adviser.

Stuart Waugh; 43                            Vice President         Mr. Waugh is a managing director and a
                                        (Securities Trust only)      portfolio manager of Mitchell Hutchins
                                                                     responsible for global fixed income in-
                                                                     vestments and currency trading. Mr. Waugh
                                                                     is a vice president of five investment
                                                                     companies for which Mitchell Hutchins,
                                                                     PaineWebber or their affiliates serve as
                                                                     investment adviser.

Keith A. Weller; 37                       Vice President and       Mr. Weller is a first vice president and
                                          Assistant Secretary        associate general counsel of Mitchell
                                                                     Hutchins. Prior to May 1995, he was an
                                                                     attorney in private practice. Mr. Weller is
                                                                     a vice president and assistant secretary of
                                                                     31 investment companies for which Mitchell
                                                                     Hutchins or PaineWebber serves as in-
                                                                     vestment adviser.

------------------

 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of each
   Trust as defined in the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber, and/or PW Group.

     Olympus Fund and America Fund each pays trustees who are not "interested persons" of the Trust $1,500 annually for each series; each Trust presently has one series and thus pays each such trustee $1,500 annually. Managed Assets Trust pays trustees who are not "interested persons" of the Trust $1,000 annually for each series; this Trust has only one series and thus pays each such board member $1,000 annually. Securities Trust pays trustees who are not "interested persons" of the Trust $1,500 for Small Cap Fund and $1,000 for the Trust's second series and thus pays each such trustee $2,500 annually. Each Trust also pays $150 per series for each board meeting and separate meeting of a board committee (other than committee meetings held on the same day as a board meeting). Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation, aggregating $15,000 each from the relevant funds. All Trustees are reimbursed for any expenses incurred in attending meetings. Trustees and officers own in the aggregate less than 1% of the outstanding shares of each Fund. Because PaineWebber and Mitchell Hutchins perform substantially all of the services necessary for the operation of the Trusts and each Fund, the Trusts require no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from any Trust for acting as a trustee or officer.

     The table below includes certain information relating to the compensation of each Trust's current trustees who held office with that Trust or with other PaineWebber funds during the period indicated.

                               COMPENSATION TABLE

                                                                                                          TOTAL
                                      AGGREGATE         AGGREGATE       AGGREGATE       AGGREGATE       COMPENSATION
                                      COMPENSATION      COMPENSATION    COMPENSATION    COMPENSATION     FROM THE
                                         FROM           FROM MANAGED      FROM            FROM          TRUSTS AND
                                       AMERICA           ASSETS         SECURITIES       OLYMPUS         THE FUND
     NAME OF PERSON, POSITION          FUND(1)          TRUST(4)        TRUST(2)         FUND(1)        COMPLEX(3)
-----------------------------------   --------------    ------------    ------------    ------------    ------------
Richard Q. Armstrong, Trustee......       $2,400           $2,550          $4,300          $2,400         $ 94,885
Richard R. Burt, Trustee...........       $2,250           $2,400          $4,000          $2,250         $ 87,085
Meyer Feldberg, Trustee............       $3,553           $3,157          $6,027          $3,157         $117,853
George W. Gowen, Trustee...........       $2,400           $2,400          $4,150          $2,250         $101,567
Frederic V. Malek, Trustee.........       $2,400           $2,550          $4,300          $2,400         $ 95,845
Carl W. Schafer, Trustee...........       $2,400           $2,550          $4,300          $2,400         $ 94,885

------------------

     Only independent members of the board are compensated by the Trusts and identified above; trustees who are "interested persons," as defined by the 1940 Act, do not receive compensation.

(1) Represents fees paid to each trustee during the fiscal year ended August 31, 1998.

(2) Represents fees paid to each trustee during the fiscal year ended July 31, 1998.

(3) Represents total compensation paid to each trustee during the calendar year ended December 31, 1997; no fund within the fund complex has a bonus, pension, profit sharing or retirement plan.

(4) Represents fees paid to each trustee during the twelve months ended August 31, 1998.

                        PRINCIPAL HOLDERS OF SECURITIES

     The following shareholder is shown in Olympus Fund's records as owning more than 5% of Growth Fund's shares.

                                             NUMBER AND PERCENTAGE
                                                OF SHARES OWNED
NAME AND ADDRESS*                           AS OF NOVEMBER 1, 1998
----------------------------------------   -------------------------
Northern Trust Company as Trustee for
  the benefit of
  PaineWebber 401(k) Plan...............     966,468.429       5.97%

------------------
 * The shareholder listed may be contacted c/o Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, NY 10019.

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

     INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of each Fund pursuant to separate advisory contracts (each an "Advisory Contract") with each Trust. Under the Advisory Contracts, each Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate specified below. Prior to August 1, 1997, pursuant to service agreements, PaineWebber provided certain services to the Funds not otherwise provided by the transfer agent. These agreements were reviewed annually by each Trust's board. Effective August 1, 1997, PaineWebber provides transfer agency related services to the Funds pursuant to a delegation of authority from PFPC Inc. and is compensated for those services by PFPC Inc., not the Funds.

     Under the terms of the Advisory Contracts, each Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. Expenses borne by each Fund include the following: (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to trustees and officers who are not interested persons (as defined in the 1940 Act) of the Fund or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates;
(13) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders;
(14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations;
(16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the boards and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; and
(18) costs of mailing, stationery and communications equipment.

     Under each Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the applicable board or by vote of the holders of a majority of a Fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins, or by Mitchell Hutchins on 60 days' written notice to a Fund.

     GROWTH AND INCOME FUND. Pursuant to the Advisory Contract dated March 1, 1989, between America Fund and Mitchell Hutchins, Growth and Income Fund pays Mitchell Hutchins a fee at the annual rate of 0.70% of the Fund's average daily net assets, computed daily and paid monthly. For the fiscal years ended August 31, 1998, August 31, 1997 and August 31, 1996, Growth and Income Fund paid (or accrued) to Mitchell Hutchins investment advisory and administration fees of $8,823,952, $5,312,189 and $4,075,174, respectively. Pursuant to the applicable service agreement, during the fiscal years ended August 31, 1997 and August 31, 1996, Growth and Income Fund paid (or accrued) to PaineWebber service fees of $191,744, $206,622 respectively.

     MID CAP FUND. Pursuant to the Advisory Contract dated March 20, 1992 between Managed Assets Trust and Mitchell Hutchins, Mid Cap Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets. For the five-month period ended August 31, 1998 and the fiscal years ended March 31, 1998, March 31, 1997 and March 31, 1996, Mid Cap Fund paid (or accrued) to Mitchell Hutchins investment advisory and administration fees of $964,741, $2,680,122, $2,684,390 and $2,443,715, respectively. Pursuant to the applicable service agreement PaineWebber earned

(or accrued) $28,077, $89,240 and $93,745, during the fiscal years ended March 31, 1998, March 31, 1997 and March 31, 1996 respectively.

     Prior to May 1, 1998, Denver Investment Advisors, LLC served as investment sub-adviser for the Fund pursuant to a separate contract with Mitchell Hutchins dated March 21, 1995. Under that contract and a substantially identical prior contract, for the one month period ended May 1, 1998 and the fiscal years ended March 31, 1998, March 31, 1997 and March 31, 1996, Mitchell Hutchins (not the
Fund) paid Denver Investment Advisors LLC sub-advisory fees in the amount of $110,392, $1,340,049, $1,342,195 and $1,221,858, respectively.

     SMALL CAP FUND. Pursuant to the Advisory Contract dated January 28, 1993, between Securities Trust and Mitchell Hutchins, Small Cap Fund pays Mitchell Hutchins a fee at the annual rate of 1.00% of the Fund's average daily net assets, computed daily and paid monthly. For the fiscal years ended July 31, 1998, July 31, 1997, and July 31, 1996, Small Cap Fund paid (or accrued) to Mitchell Hutchins investment advisory and administration fees of $1,340,576, $873,636 and $731,472, respectively. Pursuant to the applicable service agreement during the fiscal years ended July 31, 1997 and July 31, 1996, Small Cap Fund paid (or accrued) to PaineWebber service fees of $35,040 and $36,944 respectively.

     Royce and Associates ("Royce"), formerly Quest Advisory Corp., served as a sub-adviser to Small Cap Fund from February 1, 1993 through March 31, 1996, pursuant to a sub-advisory contract between Royce and Mitchell Hutchins dated January 28, 1993, under which Mitchell Hutchins (not the Fund) paid or accrued to Royce Advisory $249,955 during the fiscal year ended July 31, 1996, in sub-advisory fees.

     GROWTH FUND. Pursuant to the Advisory Contract dated March 1, 1989, between Olympus Fund and Mitchell Hutchins, Growth Fund pays Mitchell Hutchins a fee at the annual rate of 0.75% of the Fund's average daily net assets, computed daily and paid monthly. For the fiscal years ended August 31, 1998, August 31, 1997 and August 31, 1996, Growth Fund paid (or accrued) to Mitchell Hutchins investment advisory and administration fees of $2,858,153, $2,934,644 and $2,985,925, respectively. Pursuant to the applicable service agreement, during the fiscal years ended August 31, 1997 and August 31, 1996, Growth Fund paid (or accrued) to PaineWebber service fees of $110,890 and $134,864 respectively.

     ALL FUNDS. For its services as lending agent, PaineWebber received $57,530 and $82,147 in compensation from Growth and Income Fund and Growth Fund, respectively, for the fiscal year ended August 31, 1998, $25,267 from Small Cap Fund for the fiscal year ended July 31, 1998 and $8,609 and $2,859, respectively from Mid Cap Fund for the five months ended August 31, 1998 and the fiscal year ended March 31, 1998.

     NET ASSETS. The following table shows the approximate net assets as of October 31, 1998, sorted by category of investment objective, of the investment companies for which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                   NET ASSETS
        INVESTMENT CATEGORY                         ($ MIL)
        ----------------------------------------   ----------
        Domestic (excluding Money Market).......   $  7,761.7
        Global..................................      3,627.2
        Equity/Balanced.........................      6,301.2
        Fixed Income (excluding Money Market)...      5,087.7
          Taxable Fixed Income..................      3,496.1
          Tax-Free Fixed Income.................      1,591.6
        Money Market Funds......................     31,335.1

     PERSONNEL TRADING POLICIES. Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients.

     DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of each class of shares of each Fund under separate distribution contracts with each Trust (collectively, "Distribution Contracts") that require Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of each Fund. Shares of each of the Funds are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber relating to each class of shares (collectively, "Exclusive Dealer Agreements"), PaineWebber and its correspondent firms sell the Funds' shares.

     Under separate plans of distribution pertaining to the Class A, Class B and Class C shares adopted by each Trust in the manner prescribed under Rule 12b-1 under the 1940 Act ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), each Fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets for each class, except that the Class A Plans for Growth and Income Fund and Growth Fund provide that the service fee paid with respect to shares sold prior to December 2, 1988 ("Old Shares") is paid at the annual rate of 0.15% of the Fund's net assets represented by such Old Shares. Shares acquired through new purchases, reinvestment of dividends and other distributions and exchanges on/or after December 2, 1988 are not considered "Old Shares" for this purpose. Under the Class B Plan and the Class C Plan, those Funds also pay Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares and Class C shares, respectively. There is no distribution plan with respect to the Funds' Class Y shares.

     Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the applicable board at least quarterly, and the trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the applicable board, including those trustees who are not "interested persons" of the relevant Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of trustees who are not "interested persons" of a Trust shall be committed to the discretion of the trustees who are not "interested persons" of the respective Trust.

     In reporting amounts expended under the Plans to the trustees, Mitchell Hutchins allocates expenses attributable to the sale of each class of each Fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of Fund shares.

     For the fiscal years (or periods) set forth below the Funds paid (or accrued) the following fees to Mitchell Hutchins under the Plans:

                                            GROWTH AND
                                            INCOME FUND                 MID CAP FUND               SMALL CAP FUND     GROWTH FUND
                                            FISCAL YEAR        FIVE MONTH        FISCAL YEAR       FISCAL YEAR        FISCAL YEAR
                                               ENDED          PERIOD ENDED          ENDED             ENDED              ENDED
                                           AUGUST 31, 1998    AUGUST 31, 1998    MARCH 31, 1998    JULY 31, 1998     AUGUST 31, 1998
                                           ---------------    ---------------    --------------    --------------    ---------------
Class A.................................     $ 1,500,561         $ 130,218         $  231,601         $113,570         $   527,772
Class B.................................     $ 4,063,846         $ 345,115         $1,478,236         $541,791         $ 1,023,937
Class C.................................     $ 1,378,915         $  98,551         $  269,903         $302,004         $   261,217

     Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to each Fund during these fiscal years (or periods):

                                    CLASS A

                                                          MID CAP FUND       MID CAP FUND
                                                           FIVE MONTH        FISCAL YEAR
                                           GROWTH AND     PERIOD ENDED          ENDED           SMALL CAP     GROWTH
                                           INCOME FUND    AUGUST 31, 1998    MARCH 31, 1998       FUND         FUND
                                           -----------    ---------------    ---------------    ---------    --------
Marketing and advertising...............   $  869,936        $  41,723          $  67,337       $ 86,033     $146,724
Printing of prospectuses and statements
   of additional information to other
   than current shareholders............        3,539            3,727              1,597            240        1,346
Branch network costs allocated and
   interest expense.....................    1,501,826          178,830            359,909        127,400      928,808
Service fees paid to PaineWebber
   investment executives................      570,214           49,483             88,008         43,157      200,554

                                    CLASS B

                                                          MID CAP FUND       MID CAP FUND
                                                           FIVE MONTH        FISCAL YEAR
                                           GROWTH AND     PERIOD ENDED          ENDED          SMALL CAP     GROWTH
                                           INCOME FUND    AUGUST 31, 1998    MARCH 31, 1998      FUND         FUND
                                           -----------    ---------------    --------------    ---------    --------
Marketing and advertising...............   $  499,240        $  27,852          $107,737       $102,602     $ 65,570
Amortization of commissions.............    1,181,623          100,306           409,312        154,734      291,301
Printing of prospectuses and statements
   of additional information to other
   than current shareholders............        2,022            2,262             2,247            288          495
Branch network costs allocated and
   interest expense.....................    1,090,830          124,891           599,585        168,851      432,606
Service fees paid to PaineWebber
   investment executives................      386,065           32,786           140,433         51,470       97,273

                                    CLASS C

                                                          MID CAP FUND       MID CAP FUND
                                                           FIVE MONTH        FISCAL YEAR
                                           GROWTH AND     PERIOD ENDED          ENDED           SMALL CAP     GROWTH
                                           INCOME FUND    AUGUST 31, 1998    MARCH 31, 1998       FUND         FUND
                                           -----------    ---------------    ---------------    ---------    --------
Marketing and advertising...............   $  187,510        $   7,938          $  19,645       $ 57,180     $ 16,727
Amortization of commissions.............      392,990           28,087             76,923         86,071       74,447
Printing of prospectuses and statements
   of additional information to other
   than current shareholders............          758              666                437            157          138
Branch network costs allocated and
   interest expense.....................      322,674           34,254            105,859         85,916      106,841
Service fees paid to PaineWebber
   investment executives................      130,997            9,362             25,640         28,690       24,816

     "Marketing and advertising" includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing the Funds' shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of the Funds' shares, including the PaineWebber retail branch system.

     In approving each Fund's overall Flexible PricingSM system of distribution, each board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the Funds and attracting new investors and assets to the Funds to the benefit of each Fund and its shareholders, (2) facilitate distribution of the Fund's shares and (3) maintain the competitive position of a Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

     In approving the Class A Plan, each board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber investment executives and correspondent firms, resulting in greater growth of the Funds than might otherwise be the case,
(3) the advantages to the shareholders of economies of scale resulting from growth in each Fund's assets and potential continued growth, (4) the services provided to each Fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

     In approving the Class B Plan, each board considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the investment executives and correspondent firms, resulting in greater growth of each Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in each Fund's assets and potential continued growth, (5) the services provided to a Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The trustees also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

     In approving the Class C Plan, each board considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from Fund purchase payments and instead having the entire amount of an investor's purchase payments immediately invested in Fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the investment executives and correspondent firms, resulting in greater growth to each Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in each Fund's assets and potential continued growth, (5) the services provided to each Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The trustees also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.

     With respect to each Plan, the boards considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The boards also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees which are calculated based upon a percentage of the average net assets of each Fund, which fees would increase if the Plan were successful and the Funds attained and maintained significant asset levels.

     Under the Distribution Contracts for the Class A shares and similar prior distribution contracts, for the fiscal years (or periods) set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to PaineWebber as exclusive dealer.

                                                       FISCAL YEARS
                                           ------------------------------------
                                              1998          1997         1996
                                           ----------    ----------    --------
GROWTH AND INCOME FUND
Earned..................................   $3,377,803    $1,057,894    $369,006
Retained................................   $  200,804    $   28,748    $ 21,741
SMALL CAP FUND
Earned..................................   $  299,265    $   39,599    $ 16,418
Retained................................   $   17,983    $    2,303    $  1,131
GROWTH FUND
Earned..................................   $   77,935    $  113,033    $104,474
Retained................................   $    5,776    $    6,886    $  6,032

                                            FIVE MONTH                   FISCAL YEARS
                                           PERIOD ENDED       ----------------------------------
                                           AUGUST 31, 1998      1998         1997         1996
                                           ---------------    --------    ----------    --------
MID CAP FUND
Earned..................................      $  42,878       $ 79,480    $  124,319    $112,032
Retained................................      $   3,039       $  4,826    $    7,597    $  6,149

     Mitchell Hutchins earned and retained the following contingent deferred sales charges paid upon certain redemptions of Class A, Class B and Class C shares for the last fiscal year (and for the five month period ended August 31, 1998 for Mid Cap Fund):

                                                  GROWTH AND INCOME FUND   SMALL CAP FUND   GROWTH FUND
                                                  ----------------------   --------------   -----------
Class A........................................          $      0             $      0       $       0
Class B........................................          $420,002             $ 81,893       $ 130,715
Class C........................................          $ 38,256             $ 13,948       $   1,052

                                                                           FIVE MONTH PERIOD      FISCAL YEAR ENDED
                                                                         ENDED AUGUST 31, 1998     MARCH 31, 1998
                                                                         ---------------------    -----------------
MID CAP FUND
Class A...............................................................         $       0              $       0
Class B...............................................................         $  62,744              $ 180,119
Class C...............................................................         $     873              $       0

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by each board, Mitchell Hutchins is responsible for the execution of each Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While Mitchell Hutchins generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions, through which most debt securities and some equity securities are traded, generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The Funds may invest in securities traded in the OTC market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. During the indicated fiscal years ended August 31 (for Growth and Income Fund and Growth Fund), March 31. (for Mid Cap
Fund) and July 31 (for Small Cap Fund) and for the five month period ended August 31, 1998 for Mid Cap Fund, the Funds paid the brokerage commissions set forth below:

                                                                                FISCAL YEARS
                                                                   --------------------------------------
                                                                      1998          1997          1996
                                                                   ----------    ----------    ----------
Growth and Income Fund..........................................   $1,782,530    $1,139,813    $1,246,465
Growth Fund.....................................................      455,002       665,156       400,232
Small Cap Fund..................................................      163,052       147,913       211,004

                                                    FIVE MONTH            FISCAL YEAR ENDED MARCH 31,
                                                   PERIOD ENDED     --------------------------------------
                                                 AUGUST 31, 1998       1998          1997          1996
                                                 ---------------    ----------    ----------    ----------
Mid Cap Fund..................................     $   673,061      $  388,468    $  330,810    $  329,556

     The Funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through PaineWebber. Each board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to PaineWebber are reasonable and fair. Specific provisions in the Advisory Contracts authorize PaineWebber and any of its affiliates that is a member of a national security exchange to effect portfolio transactions for the Funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. During the indicated fiscal years ended August 31 (for Growth and Income Fund and Growth Fund), March 31, (for Mid Cap Fund), and July 31 (for Small Cap Fund), and during the five month period ended August 31, 1998 for Mid Cap Fund, the Funds paid to PaineWebber the brokerage commissions set forth below:

                                                                                   FISCAL YEAR
                                                                          -----------------------------
                                                                           1998       1997       1996
                                                                          -------    -------    -------
Growth and Income Fund.................................................   $51,462    $43,440    $22,470
Growth Fund............................................................    43,380     32,130      2,400
Small Cap Fund.........................................................         0      3,900      3,066

                                                             FIVE MONTH             FISCAL YEARS
                                                            PERIOD ENDED     --------------------------
                                                          AUGUST 31, 1998    1998       1997       1996
                                                          ---------------    ----       ----       ----
Mid Cap Fund...........................................     $         0      $  0       $  0       $  0

     The amounts paid by the Funds to PaineWebber in brokerage commissions for their most recent fiscal years represent (1) for Growth and Income Fund, 2.89% of the total brokerage commission paid and 1.98% of the total dollar amount of transactions involving the payment of brokerage commissions and (2) for Growth Fund, 9.53% of the total brokerage commission paid and 3.37% of the total dollar amount of transactions involving the payment of brokerage commissions.

     Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The Funds' procedures in selecting FCMs to execute their transactions in futures contracts, including procedures permitting the use of PaineWebber, are similar to those in effect with respect to brokerage transactions in securities.

     Consistent with the interests of each Fund and subject to the review of its board, Mitchell Hutchins may cause a Fund to purchase and sell portfolio securities from and to dealers or through brokers who provide Mitchell Hutchins with research, analysis, advice and similar services. A Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. During the fiscal years ended August 31, 1998 (for Growth and Income Fund and Growth Fund) March 31, 1998 (for Mid Cap Fund) and July 31, 1998 (for Small Cap Fund), and during the five month period ended August 31, 1998 for Mid Cap Fund, Mitchell Hutchins directed the portfolio transactions indicated below to brokers chosen because they provide research and analysis, for which the Funds paid the brokerage commissions indicated below:

                                                             AMOUNT OF PORTFOLIO    BROKERAGE COMMISSIONS
                                                               TRANSACTIONS                 PAID
                                                             -------------------    ---------------------
Growth and Income Fund....................................      $ 180,923,115             $ 201,780
Small Cap Fund............................................          2,147,789                 5,880
Growth Fund...............................................         71,769,640                84,992
Mid Cap Fund
  Five month period ended August 31, 1998.................      $  50,417,243             $  67,575
  Fiscal year ended March 31, 1998........................      $ 189,974,320             $ 104,232

     For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight were attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transactions on an agency basis.

     Information and research services furnished by brokers or dealers through which or with which the Funds effect securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, information and research services furnished to Mitchell Hutchins by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising the Funds. Information and research received from brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contracts.

     Investment decisions for the Funds and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, or upon their ability to complete their entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Funds.

     The Funds will not purchase securities that are offered in underwritings in which PaineWebber is a member of the underwriting or selling group, except pursuant to procedures adopted by each board pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber or any affiliate thereof not participate in or benefit from the sale to the Funds.

     PORTFOLIO TURNOVER. The Funds' annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of each Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.

                                                       PORTFOLIO
                                                     TURNOVER RATE
                                                     -------------
GROWTH AND INCOME FUND
Fiscal Year Ended August 31, 1998.................         62%
Fiscal Year Ended August 31, 1997.................         70%
MID CAP FUND
Five Month Period Ended August 31, 1998...........         80%
Fiscal Year Ended March 31, 1998..................         64%
Fiscal Year Ended March 31, 1997..................         56%
SMALL CAP FUND
Fiscal Year Ended July 31, 1998...................         45%
Fiscal Year Ended July 31, 1997...................         54%
GROWTH FUND
Fiscal Year Ended August 31, 1998.................         52%
Fiscal Year Ended August 31, 1997.................         86%

           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

     COMBINED PURCHASE PRIVILEGE--CLASS A SHARES. Investors and eligible groups of related Fund investors may combine purchases of Class A shares of the Funds with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges indicated in the table of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the Funds and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

     An "eligible group of related Fund investors" can consist of any combination of the following:

          (a) an individual, that individual's spouse, parents and children;

          (b) an individual and his or her Individual Retirement Account
     ("IRA");

          (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

          (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by such individual(s);

          (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

          (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

          (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

          (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

     RIGHTS OF ACCUMULATION--CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related Fund investors (as defined above) are permitted to purchase Class A shares of the Funds among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus
(2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A Fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

     WAIVERS OF SALES CHARGES--CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the individual shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

     ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the Funds may be exchanged for shares of the corresponding class of other PaineWebber mutual funds. This exchange privilege is available only in those jurisdictions where the sale of PaineWebber fund shares to be acquired through such exchange may be legally made. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given of an amendment whose only material effect is to reduce the exchange fee and no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

     If conditions exist that make cash payments undesirable, the Funds reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Funds and valued in the same way as they would be valued for purposes of computing the Funds' net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Each Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal. The Funds may suspend redemption privileges or postpone the date of payment during any period
(1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a Fund's portfolio at the time.

     SERVICE ORGANIZATIONS. A Fund may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in "good form." A Fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the Fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

     AUTOMATIC INVESTMENT PLAN. Participation in the Automatic Investment Plan enables an investor to use the technique of "dollar cost averaging." When an investor invests the same dollar amount each month under the Plan, the investor will purchase more shares when a Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels.

     SYSTEMATIC WITHDRAWAL PLAN. An investor's participation in the systematic withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the investor elects to participate in the systematic withdrawal plan) less aggregate redemptions made other than pursuant to the systematic withdrawal plan is less than $5,000 for Class A and Class C shareholders or $20,000 for Class B shareholders. Purchases of additional Fund shares concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of each month for monthly, quarterly, semiannual or annual plans, PaineWebber will arrange for redemption by a Fund of sufficient Fund shares to provide the withdrawal payment specified by participants in the Fund's systematic withdrawal plan. The payment generally is mailed approximately five Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds, with the tax consequences described under "Dividends & Taxes" in the Prospectus. If periodic withdrawals continually exceed reinvested dividends, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. ("Transfer Agent"). Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber investment executives, correspondent firms or the Transfer Agent at 1-800-647-1568.

     REINSTATEMENT PRIVILEGE--CLASS A SHARES. As described in the Prospectus, shareholders who have redeemed their Class A shares may reinstate their account in the Funds without a sales charge. Shareholders may exercise the reinstatement privilege by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Dividends & Taxes" in the Prospectus.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN(ServiceMark);
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT(REGISTERED)(RMA)(REGISTERED)

     Shares of PaineWebber mutual funds (each a "PW Fund" and, collectively, the "PW Funds") are available for purchase through the RMA Resource Accumulation Plan ("Plan") by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA Accountholders"). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

     To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

     The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

     PERIODIC INVESTING AND DOLLAR COST AVERAGING. Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging." By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of both low and high share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

     PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT. In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

     o monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold MasterCard(Registered) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

     o comprehensive preliminary 9-month and year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

     o automatic "sweep" of uninvested cash into the RMA accountholder's choice of one of the six RMA money market funds--RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

     o check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

     o Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

     o 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

     o expanded account protection to $100 million in the event of the liquidation of PaineWebber. This protection does not apply to shares of the RMA money market funds or the PW Funds because those shares are held at the transfer agent and not through PaineWebber; and

     o automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

     The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                          CONVERSION OF CLASS B SHARES

     Class B shares of a Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the sixth anniversary of the initial issuance of such Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (i) the date on which such Class B shares were issued, or (ii) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

     The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code and the conversion of shares will not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that this condition for the availability of the conversion feature will not be met.

                              VALUATION OF SHARES

     Each Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading on the NYSE (usually 4:00 p.m., Eastern time) on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Securities that are listed on U.S. stock exchanges are valued at the last sale price prior to valuation on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the OTC market and listed on the Nasdaq Stock Market ("Nasdaq") are valued at the last sale price on Nasdaq prior to valuation; other OTC securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below). Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of each board. It should be recognized that judgment often plays a greater role in valuing thinly traded securities and lower rated securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value.

                            PERFORMANCE INFORMATION

     The Funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in each Fund's Performance Advertisements are calculated according to the following formula:

                 n
         P(1 + T)   =  ERV
      where:     P  =  a hypothetical initial payment of $1,000 to purchase shares of a specified class
                 T  =  average annual total return of shares of that class
                 n  =  number of years
               ERV  =  ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A shares, the maximum 4.5% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

     The Funds also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The Funds calculate Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

     Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

     The following table shows performance information for each classs of shares of the Funds for the periods indicated. All returns for periods of more than one year are expressed as an average return.

                             GROWTH AND INCOME FUND

                                           CLASS A     CLASS B     CLASS C     CLASS Y
                                           -------     -------     -------     -------
Year ended August 31, 1998:
  Standardized Return*..................    (7.85)%     (8.67)%     (5.11)%     (3.24)%
  Non-Standardized Return...............    (3.51)%     (4.28)%     (4.23)%     (3.24)%
Five years ended August 31, 1998:
  Standardized Return*..................    12.63 %     12.54 %     12.81 %     13.98 %
  Non-Standardized Return...............    13.67 %     12.79 %     12.81 %     13.98 %
Ten years ended August 31, 1998
  Standardized Return*..................    12.22 %        NA          NA          NA
  Non-Standardized Return...............    12.74 %        NA          NA          NA
Inception** to August 31, 1998:
  Standardized Return*..................    12.19 %     11.25 %     11.18 %     10.80 %
  Non-Standardized Return...............    12.54 %     11.25 %     11.18 %     10.80 %

                                  MID CAP FUND

                                           CLASS A     CLASS B     CLASS C     CLASS Y
                                           -------     -------     -------     -------
One year ended August 31, 1998:
  Standardized Return*..................   (23.88)%    (23.20)%    (21.33)%         NA
  Non-Standardized Return...............   (20.28)%    (20.91)%    (20.89)%         NA
Five years ended August 31, 1998:
  Standardized Return*..................     7.21 %      7.18 %      7.38 %         NA
  Non-Standardized Return*..............     8.21 %      7.39 %      7.38 %         NA
Inception* to August 31, 1998:
  Standardized Return*..................     8.55 %      8.50 %     10.14 %     (26.82)%
  Non-Standardized Return...............     9.33 %      8.50 %     10.14 %     (26.82)%

                                 SMALL CAP FUND

                                           CLASS A     CLASS B     CLASS C     CLASS Y
                                           -------     -------     -------     -------
One year ended July 31, 1998:
  Standardized Return*..................     3.58%       2.69%       6.63%       8.74%
  Non-Standardized Return...............     8.45%       7.60%       7.61%       8.74%
Five years ended July 31, 1998:
  Standardized*.........................    11.71%      11.64%      11.88%        NA
  Non-Standardized......................    12.74%      11.90%      11.88%        NA
Inception** to July 31, 1998:
  Standardized Return*..................    11.05%      11.03%      11.12%      21.58%
  Non-Standardized Return...............    11.98%      11.14%      11.12%      21.58%

                                  GROWTH FUND

                                           CLASS A     CLASS B     CLASS C     CLASS Y
                                           -------     -------     -------     -------
Fiscal year ended August 31, 1998:
  Standardized Return*..................    (1.27)%     (1.21)%      1.83 %      3.61 %
  Non-Standardized Return...............     3.37 %      2.55 %      2.59 %      3.61 %
Five years ended August 31, 1998:
  Standardized Return*..................     9.05 %      8.94 %      9.21 %     10.37 %
  Non-Standardized Return*..............    10.06 %      9.20 %      9.21 %     10.37 %
Ten years ended August 31, 1998:
  Standardized Return*..................    13.23 %        NA          NA          NA
  Non-Standardized Return*..............    13.75 %        NA          NA          NA
Inception** to August 31, 1998:
  Standardized Return*..................    13.02 %     11.41 %     11.17 %     11.31 %
  Non-Standardized Return...............    13.41 %     11.41 %     11.17 %     11.31 %

------------------
 * All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period. Class Y shares do not impose an initial or contingent deferred sales charge; therefore, Non-Standardized Return is identical to Standardized Return.

** The inception date for each class of shares is as follows:

                                                             CLASS A     CLASS B     CLASS C     CLASS Y
                                                             --------    --------    --------    --------
Growth and Income Fund....................................   12/20/83    07/01/91    07/02/92    02/12/92
Mid Cap Fund..............................................   04/07/92    04/07/92    07/02/92    03/17/98
Small Cap Fund............................................   02/01/93    02/01/93    02/01/93    07/26/96
Growth Fund...............................................   03/18/85    07/01/91    07/02/92    08/26/91

     OTHER INFORMATION. In Performance Advertisements, the Funds may compare their Standardized Return and/or their Non-Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), with the performance of recognized stock and other indices, including the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Standard & Poor's 600 Small-Cap Index, the Standard & Poor's 400 Mid-Cap Index, the Dow Jones Industrial Average, the Nasdaq Composite Index, the Russell 2000 Index, the Russell 1000 Index (including Value and Growth sub-indexes), the Wilshire 5000 Index, Standard & Poor's Mid Cap Financials Index, Standard & Poor's Super Composite Financials Index, Standard & Poor's Financial Index, the Lehman Bond Index, 30-year and 10-year U.S. Treasury bonds, the Morgan Stanley Capital International World Index and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY, SMART MONEY, MUTUAL FUNDS, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

     The Funds may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

     The Funds may also compare their performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(Registered) Money Markets. In comparing the Funds' performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the Funds are not insured or guaranteed by the U.S. government and returns and net asset value will fluctuate. The debt securities held by the Funds generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in any Fund involves greater risks than an investment in either a money market fund or a CD.

     The Funds may also compare their performance to general trends in the stock and bond markets, as illustrated by the following graph prepared by Ibbotson Associates, Chicago.

                             [LINE CHART TO COME]

     The chart is shown for illustrative purposes only and does not represent any Fund's performance. These returns consist of income and capital appreciation (or depreciation) and should not be considered an indication or guarantee of future investment results. Year-to-year fluctuations in certain markets have been significant and negative returns have been experienced in certain markets from time to time. Small cap stocks are represented by an index of the ninth and tenth decile of the NYSE plus stocks listed on the American Stock Exchange
(AMEX) and OTC with the same or less capitalization as the upper bound of the NYSE ninth decile. Common stocks are measured by the S&P 500, an unmanaged weighted index comprising 500 widely held common stocks and varying in composition. Unlike investors in bonds and U.S. Treasury bills, common stock investors do not receive fixed income payments and are not entitled to repayment of principal. These differences contribute to investment risk. Returns shown for long-term government bonds are based on U.S. Treasury bonds with 20-year maturities. Inflation is measured by the Consumer Price Index. The indices are unmanaged and are not available for investment.
------------------
Source: Stocks, Bonds, Bills and Inflation 1998 Yearbook(Trademark) Ibbotson
        Assoc., Chi., (annual updates work by Roger C. Ibbotson & Rex A Sinquefield).

     Over time, small cap and large cap stocks have outperformed all other investments by a wide margin, offering a solid hedge against inflation. From 1926 to 1997, stocks beat all other traditional asset classes.

                                     TAXES

     To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on its taxable income for that year (even if that income was distributed to its shareholders) and all distributions out of its earnings and profits would be taxable to its shareholders as dividends (that is, ordinary income).

     Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends from each Fund's investment company taxable income (whether paid in cash or additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs") if such stock is a permissible investment. A PFIC is a foreign corporation--other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a shareholder--that, in general, meets either of the following tests:
(1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

     If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)--which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken thereunder (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs).

     The use of hedging strategies involving Derivative Instruments, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options and futures derived by a Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

     If a Fund has an "appreciated financial position"--generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial postion is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss with respect to that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

                               OTHER INFORMATION

     Prior to April 3, 1995, Growth and Income Fund was known as "PaineWebber Dividend Growth Fund." Prior to May 1, 1998, Mid Cap Fund was known as "PaineWebber Capital Appreciation Fund." Prior to July 26, 1996, Small Cap Fund was known as "PaineWebber Small Cap Value Fund." On July 26, 1996, Small Cap Fund was combined in a tax-free reorganization with PaineWebber Small Cap Growth Fund, a series of PaineWebber Investment Trust III. As a result of the reorganization, each shareholder of PaineWebber Small Cap Growth Fund became a shareholder of Small Cap Fund. Prior to November 10, 1995, each Fund's Class C shares were known as "Class D" shares. Prior to November 10, 1995, the Class Y shares of Growth and Income Fund and Growth Fund were known as Class C shares.

     Each Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a Fund could, under certain circumstances, be held personally liable for the obligations of the applicable Trust or Fund. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the Fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust or Fund, the trustees or any of them in connection with the Trust. Each Declaration of Trust provides for indemnification from a Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of that Fund. The trustees intend to conduct the operations of each Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

     CLASS-SPECIFIC EXPENSES. Each Fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the Transfer Agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

     COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Funds. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

     AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for Growth and Income Fund, Mid Cap Fund and Growth Fund. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as independent accountants for Small Cap Fund.

                              FINANCIAL STATEMENTS

     Each Fund's Annual Report to Shareholders for its last fiscal year is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

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
                                    APPENDIX

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's apply numerical modifiers, 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

     AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the higher rated issues only in small degree; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued; D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                      A-2
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
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
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY ANY FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               ------------------
                               TABLE OF CONTENTS

                                                  PAGE
                                                  ----
Statement of Additional Information............      1
Investment Policies and Restrictions...........      1
Strategies Using Derivative Instruments........      7
Trustees and Officers; Principal Holders of
  Securities...................................     13
Investment Advisory and Distribution
  Arrangements.................................     21
Portfolio Transactions.........................     27
Reduced Sales Charges, Additional Exchange and
  Redemption Information and Other Services....     29
Conversion of Class B Shares...................     33
Valuation of Shares............................     33
Performance Information........................     33
Taxes..........................................     37
Other Information..............................     39
Financial Statements...........................     40
Appendix.......................................    A-1

(Copyright)1998 PaineWebber Incorporated

                                                                     PaineWebber
                                                          Growth and Income Fund

                                                                     PaineWebber
                                                                    Mid Cap Fund

                                                                     PaineWebber
                                                                  Small Cap Fund

                                                                     PaineWebber
                                                                     Growth Fund

                                             Statement of Additional Information
                                                               November 30, 1998


                                                                     PAINEWEBBER